EXHIBIT 10.19.2


                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

         This AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of May 9, 2007 by and among TARRANT APPAREL GROUP, a corporation organized under the laws of the State of California ("Holding"), FASHION RESOURCE (TCL), INC., a corporation organized under the laws of the State of California ("Fashion"), TAG MEX, INC., a corporation organized under the laws of the State of California ("Tag Inc."), and PRIVATE BRANDS, INC., a corporation organized under the laws of the State of California ("Private"; and together with Holding, Fashion and Tag Inc., each individually a "Borrower" and collectively, the "Borrowers"), the financial institutions which are now or which hereafter become a party to the Loan Agreement (as hereinafter defined) (each a "Lender" and collectively, the "Lenders"), and GMAC COMMERCIAL FINANCE LLC, a limited liability company organized under the laws of the State of Delaware ("GMAC CF"), as agent for the Lenders (GMAC CF, in such capacity, "Agent").

         WHEREAS, the Borrowers, Lenders, and Agent have entered into certain financing arrangements pursuant to certain financing agreements, including, without limitation, that certain Loan and Security Agreement dated as of June 16, 2006 (as the same may now exist, or may hereafter be amended, restated, renewed, extended, supplemented, substituted, or otherwise modified, the "Loan Agreement") and all of the notes, guarantees, mortgages, instruments, agreements and other documents executed and/or delivered in connection therewith (all of the foregoing, together with the Loan Agreement, as the same may now exist, or may hereafter be amended, restated, renewed, extended, supplemented, substituted, or otherwise modified, the "Loan Agreements"); and

         WHEREAS, the Borrowers have requested that Agent and the Lenders amend and modify certain Schedules to the Loan Agreement, and Agent and the Lenders have agreed to accommodate the Borrowers' request, subject to the terms and conditions of this Amendment;

         NOW, THEREFORE, upon the mutual agreements and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

2. AMENDMENTS TO LOAN AGREEMENT. As of the effective date of this Amendment, the Loan Agreement is hereby amended as follows:

         (a) Schedule 5.8 to the Loan Agreement is hereby amended and restated by deleting it in its entirety and replacing it with EXHIBIT A attached hereto;

         (b) Schedule 5.22 to the Loan Agreement is hereby amended and restated by deleting it in its entirety and replacing it with EXHIBIT B attached hereto; and


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         (c)      Schedule  7.8 to the Loan  Agreement  is  hereby  amended  and restated by deleting it in its entirety and replacing it with EXHIBIT C attached hereto.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Borrowers represent, warrant and covenant with and to Agent and the Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Loan Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Advances or Letters of Credit by the Lenders to the Borrowers: All of the representations and warranties set forth in the Loan Agreement, as amended hereby, and the other Loan Agreements, are true and correct in all material respects after giving effect to the provisions hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

4. CONDITIONS PRECEDENT. The effectiveness of this Amendment and the agreement of Agent and the Lenders to the modifications and amendments set forth in this Amendment are subject to the fulfillment of the following conditions precedent:

         (a) No Event of Default or Default shall have occurred and be continuing on the date of this Amendment, or would exist after giving effect to the transactions contemplated under this Amendment; and

         (b) Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrowers, Agent and the Lenders.

5. EFFECT OF THIS AMENDMENT. Except as specifically set forth herein, no other changes or modifications to the Loan Agreements are intended or implied, and, in all other respects, the Loan Agreements shall continue to remain in full force and effect in accordance with their terms as of the date hereof. This Amendment, and the instruments and agreements delivered pursuant hereto and thereto constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as specifically set forth herein, nothing contained herein shall evidence a waiver or amendment by Agent or the Lenders of any other provision of the Loan Agreements. Without limiting the foregoing, nothing herein contained shall, or shall be deemed to, waive any Event of Default of which Agent or any Lender does not have actual knowledge as of the date hereof, or any event or circumstance which with notice or passage of time, or both, would constitute an Event of Default. Agent and the Lenders may waive any of such Events of Default, but only in a specific writing signed by Agent and the Lenders.

6. FURTHER ASSURANCES. The Borrowers shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment.

7. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.


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


8. GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflict of laws).

9. COUNTERPARTS. This Amendment may be signed in counterparts, each of which shall be an original and all of which taken together constitute one agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by the party to be charged. Any signatures delivered by a party by facsimile transmission or by electronic mail transmission shall be deemed an original signature hereto.


                  [Remainder of Page Intentionally Left Blank]


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         Each of the parties has signed  this  Amendment  as of the day and year first above written.


                                  TARRANT APPAREL GROUP

                                  /S/ DAVID BURKE
                                  --------------------------------------------
                                  By:  David Burke
                                  Title:  Chief Financial Officer


                                  FASHION RESOURCE (TCL), INC.

                                  /S/ DAVID BURKE
                                  --------------------------------------------
                                  By:  David Burke
                                  Title:  Chief Financial Officer


                                  TAG MEX, INC.

                                  /S/ DAVID BURKE
                                  --------------------------------------------
                                  By:  David Burke
                                  Title:  Chief Financial Officer


                                  PRIVATE BRANDS, INC.

                                  /S/ DAVID BURKE
                                  --------------------------------------------
                                  By:  David Burke
                                  Title:  Chief Financial Officer


                                  GMAC COMMERCIAL FINANCE LLC,
                                  as Agent and a Lender

                                  By: /S/ ILLEGIBLE
                                     -----------------------------------------
                                  Title:  Senior Vice President


                                  UPS CAPITAL CORPORATION,
                                  as a Lender

                                  /S/ JOHN P. HOLLOWAY
                                  --------------------------------------------
                                  By:  John P. Holloway
                                  Title:  Director of Portfolio Management


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